Keefe, Bruyette & Woods Keefe, Bruyette & Woods Boston Bank Conference Boston Bank Conference February 28, 2013 February 28, 2013 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,”
“plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to:
statements of our goals, intentions and expectations;
statements regarding our business plans, prospects, growth and operating strategies;
statements regarding the asset quality of our loan and investment portfolios; and
estimates of our risks and future costs and benefits.
• These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.
• The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:
changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
general economic conditions, either nationally or in our market areas, that are worse than expected; estimates of our risks and future costs and benefits.
competition among depository and other financial institutions;
inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
adverse changes in the securities markets;
our ability to enter new markets successfully and capitalize on growth opportunities;
our ability to successfully integrate acquired entities, if any;
changes in consumer spending, borrowing and savings habits;
changes in our organization, compensation and benefit plans;
our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
the level of future deposit premium assessments;
the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
changes in the financial performance and/or condition of our borrowers; and
the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange
Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.
• Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

PASSAIC COUNTY
BERGEN COUNTY
Park Ridge
Ramsey
Woodcliff Lake
Township of Washington
Ho-Ho-Kus
Emerson
Paterson
New Milford
Hackensack
Bergenfield
Teaneck
Clifton
Ridgefield Park
Palisades Park
Ridgefield
Cliffside Park
Fairview
Upper Montclair
North Bergen
ESSEX COUNTY
Union City
HUDSON COUNTY
Jersey City

Oritani Today

Oritani Bank is a New Jersey-chartered savings bank
headquartered in the Township of Washington, New
Jersey, with a longstanding history of community
banking since 1911
Focuses on organic growth of loan portfolio through
commercial real estate and multifamily loan originations
Gross loans have increased from $1.5 billion on
June 30, 2010 to $2.2 billion as of December 31,
2012
Operates 25 branches in demographically attractive
Northern New Jersey
Converted to MHC structure on January 24  , 2007,
raising $122 million of gross proceeds
Completed second-step conversion transaction on
June 24  , 2010 raising $414 million of gross proceeds;
experienced strong organic growth thereafter
Source: SNL Financial. Deposit information as of June 30, 2012.
New Jersey Franchise demographic information weighted by deposits by county.
th
rd

th
County Rank Branches
Company
Deposits
in Market
($000)
Deposit
Market
Share
(%)
Projected
Population
Change
2011-2016
(%)
Median
HH
Income
2011
($)
Projected
HH Income
Change
2011-2016
(%)
Bergen 9 17 1,176,354 2.96 0.70 79,903 14.56
Hudson 18 5 139,856 0.52 1.88 46,525 17.37
Passaic 16 2 70,442 0.67 0.34 58,123 20.53
Essex 30 1 23,618 0.09 (0.02) 52,839 18.16
Total 25 1,410,270
New Jersey Franchise 0.79 75,052 15.20
State of New Jersey 1.50 67,128 18.98
National 3.42 50,227 14.55
One of the largest community banking institutions in
Northern New Jersey
Oritani ranks in deposit market share in Bergen
County with 17 branches; ranks   among New
Jersey based institutions
th
9

Experienced Management Team

Experienced, shareholder-focused board and management
Kevin J. Lynch – Chairman, President and Chief Executive Officer
President and Chief Executive Officer of Oritani Bank since 1993, President and Chief Executive Officer of Oritani
Financial Corp. since its creation in 1998
Serves as a director of the FHLB-NY, serving on its Executive, Compensation and Housing Committees
John M. Fields, Jr. – Executive Vice President and Chief Financial Officer
Employed with Oritani since 1999; prior experience as chief accounting officer at a publicly-traded financial institution
CPA designation
Michael A. DeBernardi - Director, Executive Vice President and Chief Operating Officer
Served as Lead Director until appointed Executive Vice President and Chief Operating Officer in April 2008
Oritani’s Chief Risk Officer
Thomas G. Guinan – Executive Vice President and Chief Lending Officer
Employed with Oritani since 2003; oversees all aspects of retail and commercial lending operations
Previously served as senior vice president of commercial lending at a local financial institution
Philip M. Wyks – Senior Vice President and Corporate Secretary
Employed with Oritani since 1976
Director of Thrift Institutions Community Investment Corporation, a subsidiary of the New Jersey League of
Community Bankers

Highlights of Business Strategy

Continue to focus on organic multifamily and commercial real estate originations.
Aggressively remedy delinquent loans.
Maintain and increase core deposits.
Expand market share within primary market area.
Continue to emphasize operating efficiencies and cost control.
Other Strategic Decisions pertinent to shareholders
Robust history of stock repurchases.  Currently an open repurchase authorization for 1.8 million shares.
Strong recurring dividend.
Special Dividend of $0.40 per share in November, 2012.
Executive management and the Board of Directors are materially invested in the stock of Oritani Financial Corp.

Dollars in Thousands
except per share amounts
Q2 2013 Q2 2012
YoY
Change
Assets $2,809,686 $2,603,143 7.9%
Gross Loans $2,214,071 $1,851,983 19.6%
Non-time Deposits $841,292 $722,225 16.5%
Basic Earnings Per Share $0.21 $0.18 15.8%
TBV Per Share $11.15 $11.14 0.1%
Common Shares Outstanding 45,381,531 45,477,534 (0.2%)
Dividends Per Share* $0.15 $0.125 20.0%
Non-Performing Assets $32,218 $23,195 38.9%
Second Quarter Financial Highlights

Stable asset growth
Driven by prudent loan
underwriting
Strong core deposit growth
CRE and multi-family loan
growth initiative translating to
bottom line
Shareholder oriented capital
management
Repurchase program
Increased dividends
$0.40 special dividend in
Q2 2013
Proactive approach to non-
performers
*Q2 2013 is presented excluding a special dividend of $0.40 per share.

$2,900,000
$2,800,000
$2,700,000
$2,600,000
$2,500,000
$2,400,000
$2.48 B
$2.59 B
$2.62 B
$2.60 B
$2.65 B
$2.70 B
$2.77 B
$2.81 B
5.2% CAGR
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Total Assets

Strong Asset Growth Trajectory 7 Oritani continues to experience strong balance sheet growth fueled by CRE and multifamily originations Dollars in thousands

$1.53 B
$1.70 B
$1.76 B
$1.85 B
$1.94 B
$2.02 B
$2.15 B
$2.21 B
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
2010 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013
Residential Multi-family Commercial Real Estate
Second Mortgage and Equity Construction and Land Other + Deferred Fees
Stable, Disciplined Loan Growth

Oritani’s focus on commercial real estate and multifamily loans has been a source of strength
Commercial real estate loans increased from $760 million at June 30, 2010 to $1.2 billion as of
December 31, 2012
Multifamily loans increased from $360 million at June 30, 2010 to $828 million as of December 31,
2012
Dollars in thousands
TOTAL LOANS

Market Area Loan Portfolio

New Jersey (57%)
New York (28%)
Pennsylvania (12%)
Connecticut (2%)
Other (1%)
Oritani’s market area for multifamily and commercial real estate lending is generally about 150 miles from our headquarters in Bergen County, New Jersey. It includes the entire state of NJ, the broader
New York metropolitan area, southern New York, eastern Pennsylvania, and southern Connecticut.
Our multifamily and commercial real estate portfolio at December 31, 2012 consists almost entirely of organic originations within our lending market area.

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
1.80%
1.70%
1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
$1.29 B
$1.38 B
$1.39 B
$1.36 B
$1.39 B
$1.39 B
$1.36 B
$1.35 B
1.78%
1.21%
1.06%
0.96%
0.88%
0.81%
0.68%
0.63%
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Time Deposits
Non-Time Deposits
Cost of Deposits

Continued Focus on Core Deposit Growth 10 Oritani’s core deposit gathering efforts have resulted in improved funding costs for the Company Dollars in thousands

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.66%
0.74%
0.82%
0.89%
0.87%
0.78%
1.04%
1.15%
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Nonperforming Assets
NPAs/ Assets

Disciplined Underwriting Culture

Oritani’s asset quality profile has remained strong in a difficult operating environment
Maintain disciplined underwriting standards and proactive approach to problem assets
Granular detail of the larger components of nonaccrual loans is provided in the 10Q.
Management believes that several of the larger non-performing assets may be on the cusp of favorable resolution.
Dollars in thousands

Steady Improving Profitability In Volatile
Environment

Oritani’s shareholder capital management has helped drive improved EPS and
ROAA
Net Income Trends Since 2   Step Conversion
(Dollars in thousands except per share amounts)
Note: YTD Q2 2013 figures shown on an annualized basis.
ORIT peers comprised of BRKL, DCOM, FFIC, FLIC, HVB, ISBC,
KRNY, LBAI, NBTB, NFBK, OCFC, PBNY, STL and SUBK.
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.73%
0.41%
2010 2011 2012 YTD Q2 2013
ORIT ROAA Median Peer ROAA
1.13%
0.80%
1.21%
0.74%
1.32%
0.79%
$40,000
$30,000
$20,000
$10,000
$0
Net Income Basic Earnings Per Share
$8,364
$0.15
$28,507
$0.54
$31,650
$0.71
$35,914
$0.86
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
nd
2010 2011 2012 YTD Q2 2013

Strong Net Interest Margin
Oritani’s spread and margin increased steadily over the 2012 fiscal year and this trend has extended into the current year to date
On a quarterly basis, spread and margin contracted slightly as of December 31,
2012.  Factors impacting Oritani’s spread and margin are discussed in detail in the 12/31/2012 10Q.
3.25%
3.36%
3.55%
3.71%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 2012 YTD Q2 2013
Net Interest Margin

Continued Focus on Cost Control

Oritani has been keenly focused on controlling costs while growing top line revenues throughout a volatile environment
ORIT peers comprised of BRKL, DCOM, FFIC, FLIC, HVB, ISBC, KRNY, LBAI, NBTB, NFBK, OCFC, PBNY, STL and SUBK.
*Excludes non-recurring expense associated with the accelerated vesting of stock awards and options triggered by the second step transaction and income from problem loan dispositions.
Including these items, the actual efficiency ratio was 62.5%
ORIT Efficiency Ratio Median Peer Efficiency Ratio
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
2010 2011 2012 YTD Q2 2013
48.2%*
55.0%
36.7%
58.5%
37.7%
57.7%
37.2%
63.9%

Shareholder Friendly Capital Management

Oritani strives to balance its strategy of deploying excess capital in a shareholder friendly manner while also maintaining healthy capital levels
June 22, 2011: Announced share repurchase program for 10% of outstanding shares
September 14, 2011: Announced second share repurchase for another 10% of outstanding shares
November 14, 2011: Announced third share repurchase program for 5% of outstanding shares, with 1,801,381 shares yet to be repurchased as of December 31, 2012
November 20, 2012: Declared special dividend of $0.40 per share
*YTD through Q2 2013.
**YTD dividend presented annualized, excluding a special dividend of $0.40 per share declared on 11/20/2012.
2010 2011 2012 YTD*
Tier 1 Ratio 38.4% 34.2% 23.2% 21.2%
Total RBC Ratio 39.6% 35.5% 24.5% 22.4%
Tier 1 To Average Assets 31.6% 25.1% 19.0% 18.2%
TCE Ratio 26.0% 24.9% 18.9% 18.0%
Dividends Per Share** $0.18 $0.38 $0.50 $0.60
Share Repurchase Plan n/a
Common Shares Outstanding 56,202,485 55,513,265 45,198,765 45,381,531

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
6/24/2010
8/24/2010
10/24/2010
12/24/2010
2/24/2011
4/24/2011
6/24/2011
8/24/2011
10/24/2011
12/24/2011
2/24/2012
4/24/2012
6/24/2012
8/24/2012
10/24/2012
12/24/2012
ORIT
Nasdaq Bank
S&P 500

Price Performance Since 2

Since Oritani’s 2    step conversion, the Company has significantly outperformed both the Nasdaq Bank Index and the S&P 500
Oritani’s business model has provided stability in difficult markets
Source:  SNL Financial
Data as of February 7, 2013
51%
38%
14%
nd
nd
Step Conversion

QUESTIONS & ANSWERS